Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PETROGAS COMPANY (the "Company") on Form 10-Q for the period ended June 30, 2016 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

  1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 18, 2016

/s/ Huang Yu
Huang Yu, President, Chief Financial Officer,
Principal Executive Officer, Principal Financial
Officer and Principal Accounting Officer